Exhibit 10.2

AMENDMENT NO. 1

This Amendment No. 1 is made and entered into as of January 30, 2017 to the Agreement (“Agreement”) made and entered into as of January 7, 2016, by and among Stanley Furniture Company, Inc., a Delaware corporation (the “Company”), and the entities and natural persons listed on Exhibit A thereto (collectively, the “Hale-Talanta Group,” and individually a “member” of the Hale-Talanta Group).

WHEREAS, the Company and the Hale-Talanta Group desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.

Amendment of Section 1 of the Agreement.  The Agreement is hereby amended by deleting Section 1(i) thereof.

2.

No Other Amendments.  Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Agreement are hereby ratified and confirmed and shall remain in full force and effect.  The Agreement and this Amendment shall be read and construed together as a single agreement and the term “Agreement” shall henceforth be deemed a reference to the Agreement as amended by this Amendment.

3.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

4.

Counterparts.  This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the parties as of the date first written above.

STANLEY FURNITURE COMPANY, INC.

By:  s/Glenn Prillaman

Name: Glenn Prillaman

Title:  President and Chief Executive Officer

HALE PARTNERSHIP CAPITAL

MANAGEMENT, LLC

By:  s/Steven A. Hale II

Name: Steven A. Hale II

Title:  Manager

HALE PARTNERSHIP CAPITAL

ADVISORS, LLC

By:  s/Steven A. Hale II

Name: Steven A. Hale II

Title:  Manager

HALE PARTNERSHIP FUND, LP

By: Hale Partnership Capital Advisors, LLC, General Partner

By:   s/Steven A. Hale II

Name: Steven A. Hale II

Title:  Manager

MGEN II- HALE FUND, LP

By: Hale Partnership Capital Advisors, LLC, General Partner

By:  s/Steven A. Hale II

Name: Steven A. Hale II

Title:  Manager

STEVEN A. HALE II

s/Steven A. Hale II

Name: Steven A. Hale II

TALANTA FUND, L.P.

By: Talanta Investment Group LLC, General Partner

By:  s/Justyn Putnam

Name: Justyn Putnam

Title:  Managing Member

JUSTYN R. PUTNAM

s/Justyn R. Putnam

Name: Justyn R. Putnam

JEFFREY S. GILLIAM

By:  s/Jeffrey S. Gilliam

Name: Jeffrey S. Gilliam

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